THE ITALY FUND INC.
                              388 Greenwich Street
                            New York, New York 10013

                               ------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held on May 15, 1996

                               ------------------


To the Shareholders of
  THE ITALY FUND INC.:

    Notice is hereby given that the Annual Meeting of Shareholders of The Italy Fund Inc. (the "Fund") will be held at the offices of the Fund, 388 Greenwich Street, 26th Floor, New York, New York at 10:00 a.m., on May 15, 1996, for the following purposes:

    1. To elect two (2) Directors of the Fund (Proposal 1).

    2. To ratify the selection of KPMG Peat Marwick LLP as the independent accountants of the Fund for the year ending January 31, 1997 (Proposal 2).

    Proposals 1 and 2 are discussed in greater detail in the attached Proxy Statement. The close of business on March 20, 1996 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournments thereof.

                                    By Order of the Board of Directors,

                                    CHRISTINA T. SYDOR
April 4, 1996                       Secretary

- --------------------------------------------------------------------------------
YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.
- --------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

    The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3. All Other Accounts: The capacity of the individual signing the proxy should be indicated unless it is reflected in the form of registration. For example:

Registration                                Valid Signature
- ------------                                ---------------
Corporate Accounts
- ----------------
(1) ABC Corp.............................   ABC Corp.
(2) ABC Corp.............................   John Doe, Treasurer
(3) ABC Corp.
      c/o John Doe, Treasurer............   John Doe
(4) ABC Corp. Profit Sharing Plan........   John Doe, Trustee

Trust Accounts
(1) ABC Trust............................   Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee
      u/t/d 12/28/78.....................   Jane B. Doe

Custodian or Estate Accounts
(1) John B. Smith, Cust.
      f/b/o John B. Smith, Jr. UGMA......   John B. Smith
(2) Estate of John B. Smith..............   John B. Smith, Jr., Executor

                               THE ITALY FUND INC.
                              388 Greenwich Street
                            New York, New York 10013
                               ------------------
                         ANNUAL MEETING OF SHAREHOLDERS
                                  May 15, 1996
                               ------------------
                                 PROXY STATEMENT

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Italy Fund Inc. (the "Fund") for use at the Annual Meeting of Shareholders of the Fund to be held on May 15, 1996, at the offices of the Fund, 388 Greenwich Street, 26th Floor, New York, New York and at any adjournments thereof (the "Meeting"). A Notice of Meeting of Shareholders and a proxy card accompany this Proxy Statement. Proxy solicitations will be made primarily by mail, but proxy solicitations also may be made by telephone, telegraph or personal interviews conducted by officers and employees of: the Fund; Smith Barney Mutual Funds Management Inc. ("SBMFM"), the investment advisor and administrator for the Fund; and First Data Investor Services Group, Inc. (the "Transfer Agent"), the transfer agent of the Fund. The offices of the Fund and SBMFM are located at 388 Greenwich Street, New York, New York 10013 and the Transfer Agent is located at Exchange Place, Boston, Massachusetts 02109. The Fund will bear the cost and expense of the proxy solicitation and reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of shares. This Proxy Statement is first being mailed to shareholders on or about April 4, 1996.

    If the enclosed Proxy is properly executed and returned in time to be voted at the Meeting, the shares of Common Stock of the Fund ("Shares") represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted FOR the matters listed in the accompanying Notice of Annual Meeting of Shareholders. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason abstentions and broker "non-votes" will have the effect of a "no" vote for purposes of obtaining the requisite approval of each proposal.

    In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Meeting; the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of the Shares represented at the Meeting in person or by proxy. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST any such proposal against any such adjournment. Under the Fund's By-laws, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding Shares entitled to vote at the Meeting.

    The close of business on March 20, 1996 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

    The Fund has one class of common stock, which has a par value of $0.01 per share. On March 20, 1996, there were 9,503,089 Shares outstanding. Each shareholder is entitled to one vote for each full Share and a proportionate fraction of a vote for each fractional Share held.

    As of March 20, 1996, the United Nations Joint Staff Pension Fund, United Nations, New York, New York 10017, owned beneficially 1,425,000 or 14.99% of the Shares. Information as to beneficial ownership is based on reports filed with the Securities and Exchange Commission (the "SEC") by such holder.

    As of March 20, 1996, Cede & Co., a nominee partnership of Depository Trust Company, held 9,307,340 or 97.94% of the Shares, including the Shares beneficially owned by the United Nations Joint Staff Pension Fund, which are held by Boston Safe Deposit and Trust Company. Of the Shares included in the Shares held by Cede & Co., Nomura International Trust Company, c/o ADP, 51 Mercedes Way, Edgewood, New York 11717, held 571,300 or 6.01% of the Shares, Brown Brothers Harriman & Co., located at 63 Wall St., New York, New York 10005, held 914,329 or 9.62% of the Shares, Charles Schwab & Co., Inc., located c/o ADP Proxy Services, 51 Mercedes Way, Edgewood, New York 11717, held 602,315 or 6.33% of the Shares, Chemical Bank/MHT, located at 270 Park Avenue, New York, New York 10017, held 569,813 or 5.99% of the Shares, Chase Manhattan Bank, N.A., located at One Chase Manhattan Plaza, New York, New York 10081, held 640,391 or 6.73% of the Shares and Merrill Lynch, Pierce Fenner and Smith Safekeeping, located c/o Depository Trust Company, 7 Hanover Square, New York, New York 10004 held 491,064 or 5.16% of the Shares.

    As of March 20, 1996, the Fund's officers and directors beneficially owned less than 1% of the outstanding Shares of the Fund.

PROPOSAL 1: ELECTION OF DIRECTORS

    The first  proposal to be  considered  at the Meeting is the election of two
(2) of the six (6) Directors (the "Class I Directors") of the Fund for a period of three years or until their successors shall have been elected and qualified. The Class I Directors' terms shall expire in 1999. Each year the term of office of one class of Directors expires.

    Each of the nominees currently serves as a Director of the Fund and has indicated that he will continue to serve if elected, but if any nominee should be unable to serve, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

     Set forth below are the names of the two nominees for election to the Fund's Board of Directors, together with certain other information:

                                                                   Number (and
                                                                   percentage)of
                                                                    Fund Shares
Name, Age, Principal Occupation and     Served as                   Beneficially
Other Business Experience During the   a Director                  Owned** as of
Past Five Years                           Since        Class      March 20, 1996
- ------------------------------------   ----------      -----      --------------

Dr. Paul Hardin, age 64..........       1986              I          511.355
  Chancellor Emeritus and Professor                               (less than 1%)
  of Law of the  University  of North
  Carolina at Chapel  Hill; prior to
  July  1995, Chancellor and Professor
  of Law.

George M. Pavia, age 68..........       1991              I            --
  Senior Partner, Pavia & Harcourt,
  Attorneys.


    The following Directors of the Fund will continue to serve in such capacity until their terms of office expire and their successors are elected and qualified:

                                                                   Number (and
                                                                   percentage)of
                                                                    Fund Shares
Name, Age, Principal Occupation and     Served as                   Beneficially
Other Business Experience During the   a Director                  Owned** as of
Past Five Years                           Since        Class      March 20, 1996
- ------------------------------------   ----------      -----      --------------

Paolo M. Cucchi, age 54..........         1992           II            500
  Dean of College of Liberal Arts at                             (less than 1%)
  Drew University.

- ------
** For this purpose, "beneficial ownership" is defined under Section 13(d) of the Securities Exchange Act of 1934 (the "Exchange Act"). The information as to beneficial ownership is based upon information furnished to the Fund by the Directors.

                                                                   Number (and
                                                                   percentage)of
                                                                    Fund Shares
Name, Age, Principal Occupation and     Served as                   Beneficially
Other Business Experience During the   a Director                  Owned** as of
Past Five Years                           Since        Class      March 20, 1996
- ------------------------------------   ----------      -----      --------------

Mario d'Urso, age 56.............         1995           II           --
  Under Secretary of State of the
  Ministry of Commerce with the Exterior
  for Italy; formerly, Advisory Director
  of Shearson Lehman Brothers; formerly
  Managing Director of Shearson Lehman
  Brothers.

Alessandro di Montezemolo, age 77         1986           III          --
  Retired; former Chairman of the Board
  of Marsh & McLennan, Inc.; a Director
  of OffitBank.

*Heath B. McLendon, age 62.......         1986           III        8,230.7912
  Managing Director of Smith Barney Inc.,                         (less than 1%)
  Chairman of Smith Barney Strategy
  Advisors Inc. and President of SBMFM;
  prior to July 1993, Senior Executive Vice
  President of Shearson Lehman Brothers
  Inc., Vice Chairman of Asset Management
  Division of Shearson Lehman Brothers Inc.

James Crisona, age 88 (Director emeritus) 1986            ++          --
  Retired; formerly a Justice of the
  Supreme Court of the State of New York.

- --------
* Interested person of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act").
** For this purpose, "beneficial ownership" is defined under Section 13(d) of the Securities Exchange Act of 1934 (the "Exchange Act"). The information as to beneficial ownership is based upon information furnished to the Fund by the Directors.
++   Director emeritus may attend meetings but has no voting rights.

    Section 16(a) of the Exchange Act requires the Fund's officers and directors, and persons who beneficially own more than ten percent of the Fund's Common Stock, to file reports of ownership with the Securities and Exchange Commission, the New York Stock Exchange, Inc. and the Fund. Based solely upon its review of the copies of such forms received by it and written representations from certain of such persons, the Fund believes that during its fiscal year ended January 31, 1996, all filing requirements applicable to such persons were complied with.

     The names of the principal officers of the Fund, with the exception of Mr. d'Urso and Mr. McLendon, are listed in the table below together with certain additional information. Mr. d'Urso was elected President of the Fund in 1986. Mr. McLendon was first elected Chairman of the Board and Investment Officer in 1986. Each officer of the Fund holds such office until a successor has been elected by the Board of Directors.

                                                Principal Occupations and Other
                               Position             Affiliations During the
Name                     (year first elected)           Past Five Years
- ----                     --------------------   -------------------------------

Lewis E. Daidone, age 38    Senior Vice         Managing Director of Smith
                            President and         Barney Inc.; Chief Financial
                            Treasurer (1994)      Officer of each of the Smith
                                                  Barney Mutual Funds; Director
                                                  and Senior Vice President
                                                  of SBMFM.


Rein Van der Does, age 56   Investment          Managing  Director of Smith
                            Officer (1996)        Barney Inc.; Vice President of
                                                  Fenimore  International
                                                  Management Corporation.


Christina T. Sydor, age 45  Secretary (1994)    Managing Director of Smith
                                                  Barney Inc.; General Counsel
                                                  and Secretary of SBMFM.


     The principal business address of Ms. Sydor, Mr. Van der Does and Mr. Daidone is 388 Greenwich Street, New York, New York 10013. The principal business address of Mr. d'Urso is 4/A Viale di Grazioli, Rome, Italy. None of the executive officers of the Fund, with the exception of Mr. McLendon, as noted above, owns any shares of the Fund.

     No officer, director or employee of the Fund's investment adviser and administrator receives any compensation from the Fund for serving as an officer or director of the Fund. The Fund pays each Director who is not a director, officer or employee of the Fund's investment adviser and administrator a fee of $7,500 per year plus $750 per in-person meeting and $100 per telephonic meeting. Each Director emeritus who is not a director, officer or employee of the Fund's investment adviser and administrator, is paid a fee of $3,750 per year plus $375 per in-person meeting and $50 per telephonic meeting. All directors are reimbursed for actual out-of-pocket expenses relating to attendance at meetings. The aggregate compensation paid by the Fund to such Directors during the fiscal year ended January 31, 1996 amounted to $47,700.

     The table below shows the compensation the incumbent Directors received during the Fund's last fiscal year.

                               Compensation Table

                                                               Aggregate
                                             Aggregate        Compensation
                                           Compensation         From Fund
Name of Person,(+) Position                  From Fund           Complex
- ---------------------------                ------------       ------------
Paolo M. Cucchi (2)...................       $10,600             $17,700
  Director
Allessandro di Montezemolo (2)........        10,600              17,700
  Director
Mario d'Urso* (1).....................            --                  --
  Director
Paul Hardin (12)......................        10,600              68,200
  Director
Heath B. McLendon (41)................            --                  --
  Chairman of the Board
George M. Pavia (2)...................        10,600              17,700
  Director
James J. Crisona (9)..................         5,300              26,400
  Director emeritus

- ----------
*    Mr. d'Urso was elected to the Board on November 7, 1995.
+ Indicates number of Smith Barney Mutual Funds for which each Director serves as a Director/Trustee.

    During the fiscal year ended January 31, 1996, the Directors of the Fund met in person four times. Each Director attended at least 75% of the meetings held during the period he was in office. The Fund's Audit Committee is comprised of those Directors who are not "interested persons" of the Fund as defined in the 1940 Act ("Independent Directors"). The Audit Committee is responsible for recommending the selection of the Fund's independent accountants and reviewing all audit as well as nonaudit accounting services performed for the Fund. During the fiscal year ended January 31, 1996, the Audit Committee met once. All of the members of the Audit Committee attended the meeting.

Required Vote

    Election  of  each  of  the  listed  nominees  for  Director   requires  the
affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy.

    THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES TO THE BOARD.

PROPOSAL 2: RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

    The second proposal to be considered at the Meeting is the ratification of the selection of KPMG Peat Marwick LLP ("KPMG") as the independent public accountants for the Fund for the fiscal year ending January 31, 1997.

    On February 14, 1996, based upon the recommendation of the Audit Committee of the Fund's Board of Directors, and in accordance with Section 32 of the 1940 Act, and the rules thereunder, the Board voted to appoint KPMG as the Fund's independent accountants for the fiscal year ending January 31, 1997. KPMG also serves as independent auditor for SBMFM, other investment companies associated with SBMFM and for SBMFM's ultimate parent corporation, Travelers Group Inc. ("Travelers"). KPMG has no direct or material indirect financial interest in the Fund, SBMFM, Travelers or any other investment company sponsored by SBMFM or its affiliates.

    Coopers & Lybrand L.L.P. ("Coopers & Lybrand") served as the Fund's independent accountants for the fiscal year ended January 31, 1995. On February 15, 1995, based upon the recommendation of the Audit Committee of the Fund's Board of Directors, and in accordance with Section 32 of the 1940 Act, and the rules thereunder, the Board voted to appoint KPMG as the Fund's independent accountants for the fiscal year ended January 31, 1996. During the fiscal year ended January 31, 1995, Coopers & Lybrand's reports on the Fund's financial statements contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the same period, there were no disagreements with Coopers & Lybrand on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Coopers & Lybrand, would have caused it to make reference to the subject matter of the disagreement in connection with its report. During this period, there were no "reportable events" as such term is described in Item 304(a)(1)(v) of Regulation S-K with respect to Coopers & Lybrand.

    If the Fund receives a written request from any stockholder at least five days prior to the meeting stating that the stockholder will be present in person at the meeting and desires to ask questions of the auditor concerning the Fund's financial statements, the Fund will arrange to have a representative of KPMG present at the meeting who will respond to appropriate questions and have an opportunity to make a statement.

Required Vote

    Ratification of the selection of KPMG as independent accountants requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy.

    THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF KPMG.

                    OTHER MATTERS TO COME BEFORE THE MEETING

    The Directors do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

                    SHAREHOLDER'S REQUEST FOR SPECIAL MEETING

    Shareholders entitled to cast at least 25% of all votes entitled to be cast at a meeting may require the calling of a meeting of shareholders for the purpose of voting on the removal of any Director of the Fund. Meetings of shareholders for any other purpose also shall be called by the Chairman of the Board, the President or the Secretary of the Fund when requested in writing by shareholders entitled to cast at least 25% of all votes entitled to be cast at the Meeting.

                       SUBMISSION OF SHAREHOLDER PROPOSALS

    All proposals by shareholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Shareholders to be held in 1997 must be received by the Fund for consideration for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than December 14, 1996.

April 4, 1996

- --------------------------------------------------------------------------------
    IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.
- --------------------------------------------------------------------------------

THE ITALY FUND INC.
PROXY SOLICITED BY THE BOARD OF DIRECTORS
Annual Meeting of May 15, 1996

The undersigned holder of shares of the Italy fund Inc. (The "Fund"), a
 Maryland corporation, hereby appoints Heath B. McLendon, Christina T. Sydor and Caren Cunningham as attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of the Fund, 388 Greenwich Street, 26th Floor, New York, New York on the date indicated above, and any adjournment or adjournments thereof.
The undersigned hereby acknowledges receipt of the Notice of Annual
Meeting and Proxy Statement dated April 4, 1996 and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute
(or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS
PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

1.  To elect Paul Hardin and George Pavia as Class1
Directors of the Fund.
		FOR	WITHHOLD
		[    ]	     [    ]

[    ]
   For all nominee except as noted above.


2.  To ratify the selection of KPMG Peat Marwick LLP as the
independent accountant of the Fund for the fiscal year ending
January 31, 1997.
	    FOR              AGAINST        ABSTAIN
	    [    ]              [    ]                  [    ]



MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [    ]

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Note: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.


Signature	    Date		Signature	      Date

______________   ____	______________     ____